                      [LOGO] DOMINION INSIGHT GROWTH FUND

                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 2000
                                  (UNAUDITED)


DOMINION INSIGHT GROWTH FUND
A SERIES OF DOMINION FUNDS INC.
--------------------------------------------------------------------------------

To Our Shareholders:

Y2K proved to be more dynamic than computers locking up and elevators stopping mid-floor. Instead, the S&P 500 was down 9.1%, its largest drop in almost 25 years and the NASDAQ plummeted nearly 40%, which was the single worst year for the NASDAQ since it was created in 1971. After a strong beginning to the year, the Federal Reserve's six interest rate hikes began to slow the economy from a first quarter growth rate of almost 6.0% to 2.3% by the end of the year. The enclosed semi-annual report for the Fund for the period ended December 31, 2000 reflects these dynamics.

As we closed out Y2K and began 2001 with stock market sell-off, margin calls by brokerage firms forced some investors to sell stocks to cover their losses. Finally the Federal Reserve took action lowering the Discount Rate by 50 basis points on January 3rd. Indications are there will be further rate reductions in during 2001.

We anticipate volatility during the first half of the year with a sustained rally based on renewed economic growth beginning in third quarter. Equities should be helped by the current Wall Street fire sale, which not only knocked many profitless New Economy dot-com stocks back into single digits, but also slashed prices on hundreds of profitable Blue Chip infrastructure technology stocks and creditworthy Old Economy companies.

Many of these Blue Chip companies have been clearly oversold. In the meantime, investors should continue to hold the high quality dominant companies that have been our Fund's stronghold. Our top quality, industry dominant companies all have some competitive edge and pricing power over their competitors. These are the stocks we believe will be first to rebound. This is especially true if the recovery arrives sooner than anticipated, as the Fed lowers rates and as corporations return to spending money on productivity-enhancing and profit-generating technologies.

Over the past five decades, the S&P Index has wiped out the previous year's losses and hit a new high in almost every example. The median annual return in post-negative years is more than 23%. While we are cautious, we remain bullish on the economy and the evidence that a market snapback trend will continue.


                              /s/ Douglas W. Powell    /s/ C. Dewey Elliott, III
February 28, 2001             Douglas W. Powell        C. Dewey Elliott, III
                              Chief Executive Officer  President

The performance data presented represents past performance, and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

             5000 QUORUM DRIVE, SUITE 620, DALLAS, TEXAS 75240

                          DOMINION INSIGHT GROWTH FUND
                           INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2000

                                                                                 PERCENT OF
COMMON STOCKS                                              SHARES      VALUE     TOTAL ASSETS
-------------                                              ------      -----     ------------
Commercial Services
                    Concord                                 4,500    $  197,719      1.8%
                                                                     ----------      ----

Computers
                    Cisco                                  14,800       566,100      5.0%
                    Dell Computer                           6,500       113,344      1.0%
                    Internat Busin Machine                  1,500       127,500      1.1%
                    Intel Corporation                       8,000       242,000      2.1%
                    Network Appliance                       2,500       160,586      1.4%
                    PMC Sierra                                900        70,763      0.6%
                    Rambus Incorporated                     6,000       216,750      1.9%
                    Sun Microsystems                       13,000       362,375      3.2%
                    Texas Instruments                       3,500       165,813      1.5%
                                                                     ----------      ----
                                                                      2,025,231     17.9%

Computer Services
                    Comverse Technology Incorporated        2,000       217,250      1.9%
                    Juniper Networks Incorporated           1,500       189,094      1.7%
                                                                     ----------      ----
                                                                        406,344      3.6%

Computer Software
                    American On Line                        5,500       191,400      1.7%
                    Broadvision                            11,500       135,844      1.2%
                    Inktomi Corporation                     2,000        35,750      0.3%
                    Mercury Interactive                     2,800       252,700      2.2%
                    Microsoft Corporation                   4,400       191,400      1.7%
                    Oracle Corporation                      7,000       203,438      1.8%
                    Veritas Software                        1,250       109,375      1.0%
                                                                     ----------      ----
                                                                      1,119,907      9.9%

Electronics
                    Altera Corporation                      3,000        78,938      0.7%
                    Applied Materials                       5,000       190,938      1.7%
                    Applied Micro                           5,500       412,758      3.7%
                    Broadcom Corporation                    2,200       185,900      1.6%
                    Conexent System                         4,000        61,500      0.5%
                    Cree Incorporated                       3,500       124,360      1.1%
                    CTS Corporation                         2,200        80,163      0.7%
                    E M C Corporation                      11,500       764,750      6.8%



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                          DOMINION INSIGHT GROWTH FUND
                           INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2000

                                                                                 PERCENT OF
COMMON STOCKS                                              SHARES      VALUE     TOTAL ASSETS
-------------                                              ------      -----     ------------
(Continued)

Electronics
                    International Rectifier Corporation       2,800       84,000       0.7%
                    Uniphase Corporation                      9,000      375,188       3.3%
                    Sanmine Corporation                       1,500      114,938       1.0%
                    SCI                                       2,000       52,750       0.5%
                    Solectron                                 7,000      237,300       2.1%
                    Vitesse Semiconductor                     2,500      138,281       1.2%
                    Xilinx Incorporated                       2,500      115,313       1.0%
                                                                       ---------      -----
                                                                       3,017,077      26.7%

Entertainment
                    Gemstar-TV Guide International            3,000      139,125       1.2%
                                                                       ---------      -----

Financial
                    Capital One Financial                     2,400      157,950       1.4%
                    Waterside Capital Corporation             5,300       19,875       0.2%
                                                                       ---------      -----
                                                                         177,825       1.6%

Manufacturing
                    General Electric                          5,100      244,481       2.2%
                    Symbol Technologies                       1,700       61,200       0.5%
                                                                       ---------      -----
                                                                         305,681       2.7%

Medical Supplies
                    CYTYC Corporation                         2,600      162,663       1.4%
                                                                       ---------      -----

Pharmaceutical
                    Meddumune Incorporated                    4,500      214,594       1.9%
                    Pfizer Incorporated                       7,200      331,200       2.9%
                                                                       ---------      -----
                                                                         545,794       4.8%

Publishing/ Printing
                    Time Warner                               1,000       52,240       0.5%
                                                                       ---------      -----

Short Term Investments
                    Money Market                                         338,835       3.0%
                                                                       ---------      -----


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                          DOMINION INSIGHT GROWTH FUND
                           INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2000

                                                                                 PERCENT OF
COMMON STOCKS                                              SHARES      VALUE     TOTAL ASSETS
-------------                                              ------      -----     ------------
(Continued)

Retail
                    Walmart                              4,500        239,063        2.1%
                                                                  -----------       -----

Telecommunicaitons
                    Agilent Technologies                   700         38,325        0.3%
                    Advanced Fibre Communication         3,000         54,188        0.5%
                    Ciena Corporation                    1,300        105,788        0.9%
                    Lucent Technologies                  5,300         71,550        0.6%
                    Motorola Incorporated                4,000         81,000        0.7%
                    Nokia Corporation                    5,000        217,500        1.9%
                    Nortel Network                       6,000        192,375        1.7%
                    Powerwave Technologies               2,800        163,800        1.5%
                    Qualcomm Incorporated                9,200        756,125        6.7%
                    SDL Incorporated                       600         88,913        0.8%
                    Siebel Systems                       1,900        128,725        1.1%
                    Tellabs Incorporated                 5,000        282,500        2.5%
                    Vodafone Airtouch                    7,000        250,688        2.2%
                                                                  -----------      ------
                                                                    2,431,477       21.5%


Total Investments in Securities                                   $10,919,918      100.0%
                                                                  ===========      ======
Cost - $10,305,808








   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                          DOMINION INSIGHT GROWTH FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000
                                  (UNAUDITED)


ASSETS
------
         Investments in securities at value                    10,820,137
              (identified cost of $10,305,808)

         Cash                                                     338,835

         Receivables
                  Dividends and interest                            1,760
                  Securities Sold                                 132,765
                  Fund Shares Sold                                 12,697
                                                              -----------

                           TOTAL ASSETS                        11,306,194
                                                              -----------


LIABILITIES
-----------

         Accrued administrative fee                                12,392
         Accrued investment advisory fee                            9,974
                                                              -----------

                           TOTAL LIABILITIES                       22,366
                                                              -----------


NET ASSETS
----------
         Equivalent to $8.265 per share on 1,365,252 shares
         of capital stock outstanding                         $11,283,828
                                                              -----------



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                          DOMINION INSIGHT GROWTH FUND
                             STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 2000
                                   (UNAUDITED)

INVESTMENT LOSS
---------------
         INVESTMENT INCOME
                  Dividends                                     $     7,402
                  Interest                                            5,924
                                                                -----------

                           Total investment income                   13,326
                                                                -----------


         EXPENSES
                  Investment advisory fee                            80,192
                  Administrative fee                                100,240
                                                                -----------

                           Total expenses                           180,432
                                                                -----------

                  Net investment loss                              (167,106)
                                                                -----------


REALIZED LOSS AND UNREALIZED LOSS ON INVESTMENTS
------------------------------------------------

         Net realized loss on investments in securities            (830,676)

         Net change in unrealized appreciation of investments
         in securities                                           (4,510,528)
                                                                 -----------

         Net loss on investments                                 (5,341,204)
                                                                 -----------

         NET DECREASE IN NET ASSETS RESULTING
         FROM OPERATIONS                                        ($5,508,310)
                                                                -----------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                          DOMINION INSIGHT GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 2000
                                   (UNAUDITED)


CHANGE IN NET ASSETS FROM OPERATIONS
         Net investment loss                       $   (167,106)
         Net realized loss on investments              (830,655)
         Change in unrealized loss                   (4,510,528)
                                                   ------------

                  Net decrease in net assets
                       Resulting from operations     (5,508,289)


DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED
GAINS ON INVESTMENTS IN SECURITIES                   (6,567,731)

CAPITAL SHARE TRANSACTIONS - NET                     (5,456,808)
                                                   ------------

         Total decrease in net assets                (6,619,212)

NET ASSETS

         Beginning of period                         17,903,040

         END OF PERIOD                             $ 18,382,223
                                                   ------------
         (including undistributed investment
         loss of $6,666,400)



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                          DOMINION INSIGHT GROWTH FUND
                        FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                       Six Months Ended     Year Ended
                                                         12/31/2000         6/30/2000
                                                         (unaudited)
PER SHARE DATA:                                               1                  1
                                                       ---------------    -------------

     Net asset value, beginning of period              $         25.47    $       19.15
                                                       ---------------    -------------

Income from investment operations:

     Net investment loss                                         -0.21            -0.48

     Net realized and unrealized gains
        on securities                                            -7.32            12.62
                                                       ---------------    -------------

     Total income from investment operations                     -7.53            12.14
                                                       ---------------    -------------

Less distributions:

     Distributions from net realized gains                       -9.68            -5.82
                                                       ---------------    -------------

     Net asset value, end of period                    $          8.26    $       25.47
                                                       ===============    =============

Total return                                                    -48.66%           69.10%
                                                       ===============    =============

RATIOS/SUPPLEMENTAL DATA:

     Net assets, end of period (in thousands)          $     11,284.00    $   17,903.00

     Ratio of expenses to average net assets                      1.13%            2.24%

     Ratio net investment loss to average net assets              1.05%            2.02%

     Portfolio turnover rate                                      6.60%          120.65%

1. Per share information has been calculated using the average number of shares outstanding.

     Total return is not annualized.

     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL HIGHLIGHTS.

                          DOMINION INSIGHT GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS



Note 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Organization and Nature of Operations

         Dominion Insight Growth Fund (the "Fund") is a separate series of shares of common stock of Dominion Funds, Inc. (the "Company"). The Company was incorporated in the state of Texas on June 5, 1992. The Company is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund is subject to various investment restrictions as set forth in the Statement of Additional Information. The investment objective of the Fund is capital appreciation. The Company may designate one or more series of common stock. The only series currently designated is the Fund. Each share represents and equal proportionate interest in the net assets of the Fund with each other share in such series and no interest in any other series.

         Use of Estimates in the Preparation of Financial Statements

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Valuation of Securities

         Securities are valued at the close of each business day. Securities traded on national securities exchanges or in national market systems are valued at the last quoted sales price on the day of valuation. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board of directors.


         Securities Transactions and Investment Income

         Securities transactions are accounted for on the date the securities are purchased or sold, plus one day. Realized securities gains and losses from securities transactions are reported on and identified cost basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

                          DOMINION INSIGHT GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS

Note 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

         Cash

         Cash is held in a credit interest account at May Financial Corporation, a member of the Chicago Stock Exchange, Inc., bearing interest at a variable rate. At December 31, 2000, the interest rate was 5.91%.

         Income Taxes

         The Fund intends to qualify, under the Internal Revenue Code, as a regulated investment company and if so qualified, will not have to pay federal income taxes to the extent its taxable net income is distributed. On a calendar year basis, the Fund is subject to a 4% federal excise tax to the extent it does not distribute substantially all of its net investment income and realized gains, if any.

         Net investment income, net realized gains and the cost of investments in securities may differ for financial statement and tax purposes because of book-to-tax differences. The character of distributions from net investment income or net realized gains may therefore differ form their ultimate characterization for federal income tax purposes. At December 31, 2000, there were no material differences. Also, due to the timing of dividend distributions, the fiscal year is which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

         Distributions to Shareholders

         It is the policy of the Fund to generally pay annual distributions from net investment income and make distributions of any realized capital gains as required by law. These dividends are recorded on the ex-dividend date, and are reinvested in additional shares of the Fund at net asset value or are payable in cash without any charge to the shareholder.

         Note 2 - CAPITAL SHARE TRANSACTIONS

         As of December 31, 2000 there were 1,000,000,000 shares of $.001 par value capital stock authorized of which 200,000,000 shares are classified as the Fund's series and the balance is unclassified. As of December 31, 2000 capital paid in aggregated was $13,084,706.

                          DOMINION INSIGHT GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS

          Transactions in capital stock for the six months ended December 31, 2000 were as follows:

                                                       SHARES                   AMOUNT
                                                      -------                  ---------
          Shares sold                                   9,027                  $ 131,281
          Shares issued in reinvestment
          of dividends                                703,131                  6,187,549
                                                      -------                  ---------
                                                      712,158                  6,318,830


          Shares redeemed                              49,801                    862,022
                                                       ------                  ---------
          Net increase                                662,351                 $5,456,808
                                                      -------                 ----------


Note 3 -  DISTRIBUTION TO SHAREHOLDERS

          On December 1, 2000, distribution of $9.57 aggregating $6,567,731 was declared from net realized gains from investment transactions. The dividend was paid on December 1, 2000, to all shareholders of record on November 30, 2000.

          As of December 31, 2000, the fund had undistributed net realized gains of $4,012,353.

Note 4 -  INVESTMENT TRANSACTION

          Cost of purchases and sales of investment securities (excluding short-term securities) for the six months ended December 31, 2000 were $1,044,286 and $3,406,301, respectively. The cost of securities for federal income taxes is the same as that shown in the schedule of investments. Net loss on investments for the six months ended December 31, 2000, was $5,341,183. All securities transactions were in long transactions. As of December 31, 2000, the aggregate gross unrealized appreciation and depreciation of securities was as follows:

                 Unrealized appreciation                $3,124,270
                 Unrealized depreciation                (2,271,101)
                                                        ----------

                 Net unrealized appreciation            $  853,170
                                                        ----------

                          DOMINION INSIGHT GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS

Note 5 - INVESTMENT ADVISORY FEES AND OTHER AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

          The Fund has an Investment Advisory Agreement (the "Advisory Agreement") with Nye Parnell and Emerson Capital Management, Inc. (the "Advisor") to act as its investment advisor since November 1, 1999. The Advisor also serves as investment advisor to certain private accounts. The Advisor provides the Fund with investment advice and recommendations consistent with the Fund's investment objective, policies and restrictions, and supervises the purchase and sale of securities transactions on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. For such services, the Advisor receives and annual fee of 1.0% of the Fund's average daily net assets, computed daily and paid on a monthly basis.

          The Fund has Administration Agreement with Dominion Institutional Services Corporation (the " Administrator"). Pursuant to the Administration Agreement, and subject to the authority of the Board of Directors of the Fund, the Administrator is responsible for the administration of the Fund and overall management of the Fund's general administrative and corporate affairs. These services include furnishing all executive and managerial personnel, office space and equipment, and providing federal and state regulatory compliance. For its services, the Administrator receives an annual fee of 1.25% of the Fund's average daily net assets, computed daily and paid on a monthly basis.

          The Fund has entered into a Distribution Agreement with Northstar Securities, Inc. (the "Distributor") pursuant to which the Distributor performs services and bears the expenses relating to the offering of Fund shares for sale of the public. There is no sales charge to the investor for purchase of shares.

          During the six months ended December 31, 2000 all orders for the Fund's portfolio securities transaction were placed through the Distributor, and it is expected that the Advisor will continue to place such orders with the Distributor. Commissions received by the distributor for executing portfolio transactions for the six months ended December 31, 2000 were approximately $9,940.70.

          Certain directors and officers of the Company are also directors, officers, and/or employees of the Administrator.

                          DOMINION INSIGHT GROWTH FUND
                               SEMI-ANNUAL REPORT
                                DECEMBER 31, 2000

                                    OFFICERS
                                    --------
                                Douglas W. Powell
                             Chief Executive Officer
                              C. Dewey Elliott, III
                                    President

                                    DIRECTORS
                                    ---------
                         Peter R. Goldschmidt, Chairman
                              Robert H. Spiro, Jr.
                               Allen B. Clark, Jr.
                                Douglas W. Powell
                              C. Dewey Elliott, III

                               INVESTMENT ADVISOR
                               ------------------
                Nye, Parnell, & Emerson Capital Management, Inc.
                            1630 Duke St., Suite 200
                              Alexandria, VA 22314

                                  ADMINISTRATOR
                                  -------------
                   Dominion Institutional Services Corporation
                           5000 Quorum Dr., Suite 620
                                Dallas, TX 75240

                                   DISTRIBUTOR
                                   -----------
                           Northstar Securities, Inc.
                           5000 Quorum Dr., Suite 620
                                Dallas, TX 75240

                                    CUSTODIAN
                            May Financial Corporation
                          8333 Douglas Ave., Suite 400
                                Dallas, TX 75225

                                 TRANSFER AGENT
                                 --------------
                               Fund Services, Inc.
                           1500 Forest Ave., Suite 111
                               Richmond, VA 23229

                              INDEPENDENT AUDITORS
                               McGladrey & Pullen
                    511 E. John Carpenter Freeway, Suite 200
                              Irving, TX 75062-3977

                                  LEGAL COUNSEL
                                  -------------
                            Frederick C. Summers, III
                           A Professional Corporation
                                 Attorney at Law
                          8235 Douglas Ave., Ste. 1111
                                Dallas, TX 75225